                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of November, 1993.


                                       /s/ R.E. Allen
                                       ---------------------
                                       R.E. Allen
                                       Chairman of the Board
                                         and Director

STATE OF    New Jersey     )
                           )      ss.
COUNTY OF   Somerset       )


    On the 19th day of November, 1993, personally appeared before me R. E. Allen, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 19th day of November, 1993.

                                      /s/ Janet M. Kirpan
                                      ----------------------------
                                      Notary Public


                                               JANET M. KIRPAN
                                      Notary Public, State of New Jersey
                                                 No. 2003672
                                         Qualified in Somerset County
                                    Commission Expires September 23, 1995

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of November, 1993.


                                       /s/ R. W. Miller
                                       ---------------------
                                       R. W. Miller
                                       Chief Financial Officer
                                         and Group Executive

STATE OF    New Jersey     )
                           )      ss.
COUNTY OF   Somerset       )


    On the 19th day of November, 1993, personally appeared before me R. W. Miller, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 19th day of November, 1993.


                                      /s/ Janet M. Kirpan
                                      ----------------------------
                                      Notary Public



                                                  JANET M. KIRPAN
                                          Notary Public, State of New Jersey
                                                  No. 2003672
                                            Qualified in Somerset County
                                          Commission Expires September 23, 1995

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of November, 1993.


                                       /s/ R.F. Davis
                                       ---------------------
                                       R.F. Davis
                                       Vice President and
                                         Controller

STATE OF     New Jersey    )
                           )      ss.
COUNTY OF    Somerset      )


    On the 19th day of November, 1993, personally appeared before me R. F. Davis, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 19th day of November, 1993.

                                      /s/ Janet M. Kirpan
                                      ----------------------------
                                      Notary Public


                                             JANET M. KIRPAN
                                    Notary Public, State of New Jersey
                                              No. 20003672
                                      Qualified in Somerset County
                                   Commission Expires September 23, 1995

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of November, 1993.


                                       /s/ M. Kathryn Eickhoff
                                       ---------------------
                                       Director

STATE OF     New York      )
                           )      ss.
COUNTY OF    New York      )


    On the 17th day of November, 1993, personally appeared before me M. Kathryn Eickhoff, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that (s)he executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 17th day of November, 1993.

                                      /s/ Janet M. Kirpan
                                      ----------------------------
                                      Notary Public



                                                 JANET M. KIRPAN
                                         NOTARY PUBLIC, State of New York
                                                 NO. 31-4624682
                                           Qualified in New York County
                                         Commission Expires March 30, 1994

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1993.


                                       /s/ Walter Y. Elisha
                                       ---------------------
                                       Director

STATE OF   SOUTH CAROLINA  )
                           )      ss.
COUNTY OF   YORK           )


    On the 18th day of November, 1993, personally appeared before me Walter Y. Elisha, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that (s)he executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 18th day of November, 1993.


                                      /s/ Patricia M. Kimbrell
                                      ----------------------------
                                      Notary Public

                                      Commission Expires: 4-2-03

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1993.


                                       /s/ P.M. Hawley
                                       ---------------------
                                       Director

State of California  )
                     )
County of Los Angeles)


On 11-18-93 before me, Kimberly Saavedra, Notary Public
   --------           ------------------------------------------------------
    DATE              NAME, TITLE OF OFFICER - E.G., JANE DOE, NOTARY PUBLIC

personally appeared Philip M. Hawley
                    ---------------------------------------------------------,
                    NAME(S) OF SIGNER(S)

[_] personally known to me -OR- [x] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                    WITNESS my hand and offical seal.

                                    /s/ Kimberly Saavedra
                                    ----------------------------------
                                       SIGNATURE OF NOTARY



                    SEAL           OFFICIAL NOTARY SEAL
                                   KIMBERLY SAAVEDRA
                                   Notary Public - California
                                   LOS ANGELES COUNTY
                                   My Comm. Expires Sep 15, 1995

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of November, 1993.


                                       /s/ Carla A. Hills
                                       ---------------------
                                       Director

STATE OF   CALIFORNIA      )
                           )      ss.
COUNTY OF  SAN FRANCISCO   )


    On the 19th day of November, 1993, personally appeared before me Carla A. Hills, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that (s)he executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 19th day of November, 1993.

                                       /s/ May S. Pon
                                      ----------------------------
                                      Notary Public


                                             OFFICIAL SEAL
                                              MAY S. PON
                                       NOTARY PUBLIC - CALIFORNIA
                           SEAL        CITY & COUNTY OF SAN FRANCISCO
                                      My Comm. Expires April 22, 1994

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of November, 1993.


                                       /s/ Belton K. Johnson
                                       ---------------------
                                       Director

STATE OF     TEXAS         )
                           )      ss.
COUNTY OF    BEXAR         )


    On the 23rd day of November, 1993, personally appeared before me Belton K. Johnson, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that (s)he executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 23rd day of November, 1993.


                                      /s/ Janette Ganster
                                      ----------------------------
                                      Notary Public

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1993.


                                       /s/ Drew Lewis
                                       ---------------------
                                       Director

STATE OF  Pennsylvania   )
                         )      ss.
COUNTY OF Lehigh         )


    On the 18th day of November, 1993, personally appeared before me Drew Lewis, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that (s)he executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 18th day of November, 1993.

                                      /s/ Maria E. Contelles
                                      ----------------------------
                                      Notary Public

                                                     Notarial Seal
                                           Maria E. Contelles, Notary Public
                                            Bethlehem, Northampton County
                                          My Commission Expires April 3, 1995
                                    Member, Pennsylvania Association of Notaries

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of November, 1993.


                                       /s/ Donald F. McHenry
                                       ---------------------
                                       Director

STATE OF     New Jersey    )
                           )      ss.
COUNTY OF    Somerset      )


    On the 22nd day of November, 1993, personally appeared before me Donald F. McHenry, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that (s)he executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 22nd day of November, 1993.


                                      /s/ Janet M. Kirpan
                                      ----------------------------
                                      Notary Public



                                              Janet M. Kirpan
                                      Notary Public, State of New Jersey
                                              No. 2003672
                                         Qualified in Somerset County
                                      Commission Expires September 23, 1995

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of November, 1993.


                                       /s/ Victor A. Pelson
                                       ---------------------
                                       Director

STATE OF     New Jersey    )
                           )      ss.
COUNTY OF    Somerset      )


    On the 19th day of November, 1993, personally appeared before me Victor A. Pelson, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that (s)he executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 19th day of November, 1993.


                                      /s/ Janet M. Kirpan
                                      ----------------------------
                                      Notary Public



                                              Janet M. Kirpan
                                      Notary Public, State of New Jersey
                                              No. 2003672
                                         Qualified in Somerset County
                                      Commission Expires September 22, 1995

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of November, 1993.


                                       /s/ Donald S. Perkins
                                       ---------------------
                                       Director

STATE OF     Illinois      )
                           )      ss.
COUNTY OF    DuPage        )


    On the 30th day of November, 1993, personally appeared before me Donald S. Perkins, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that (s)he executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 30th day of November, 1993.


                                      /s/ Mary Frances Kelley
                                      ----------------------------
                                      Notary Public


                                            "OFFICIAL SEAL"
                                         Mary Frances Kelley
                                    Notary Public, State of Illinois
                                    My Commission Expires Nov. 6, 1995

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1993.


                                       /s/ H.B. Schacht
                                       ---------------------
                                       Director



STATE OF INDIANA
COUNTY OF BARTHOLOMEW

On the 18th day of November, 1993, personally appeared before me H. B. Schacht, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

WITNESS my hand and official seal this 18th day of November, 1993.




                                       /s/ Jayne Allender
                                       ----------------------------------
                                       Jayne Allender, Notary Public


                                              JAYNE ALLENDER
                                       NOTARY PUBLIC STATE OF INDIANA
                                              BARTHOLOMEW COUNTY
                                       MY COMMISSION EXP. FEB 5, 1995

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of November, 1993.


                                       /s/ Michael I. Sovern
                                       ---------------------
                                       Director

STATE OF     New Jersey   )
                          )      ss.
COUNTY OF    Somerset     )


    On the 23rd day of November, 1993, personally appeared before me Michael I. Sovern, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that (s)he executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 23rd day of November, 1993.

                                      /s/ Janet M. Kirpan
                                      ----------------------------
                                      Notary Public




                                              Janet M. Kirpan
                                      Notary Public, State of New Jersey
                                              No. 2003672
                                         Qualified in Somerset County
                                      Commission Expires September 23, 1995

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1993.


                                       /s/ Franklin Thomas
                                       ---------------------
                                       Director

STATE OF    New York       )
                           )      ss.
COUNTY OF   New York       )


    On the 18th day of November, 1993, personally appeared before me Franklin Thomas, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that (s)he executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 18th day of November, 1993.


                                      /s/ Alice W. Gupton
                                      ----------------------------
                                      Notary Public




                                              Alice W. Gupton
                                      Notary Public, State of New York
                                              No. 24-4779662
                                          Qualified in Kings County
                                      Certificate Filed in New York County
                                      Commission Expires June 30, 1995

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of November, 1993.


                                       /s/ Joseph D. Williams
                                       -----------------------
                                       Director

STATE OF NEW JERSEY      )
                         ) ss.
COUNTY OF SOMERSET       )


    On the 23rd day of November, 1993, personally appeared before me Joseph D. Williams to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that (s)he executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 23rd day of November, 1993.

                                       /s/ Janet M. Kirpan
                                      ----------------------------
                                      Notary Public


                                                Janet M. Kirpan
                                      Notary Public, State of New Jersey
                                                No.2003672
                                         Qualified In Somerset County
                                     Commission Expires September 23, 1995

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be issued in connection with the merger of a wholly-owned subsidiary of the Company with McCaw Cellular Communications, Inc.; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, R. F. DAVIS and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1993.


                                       /s/ Thomas H. Wyman
                                       ---------------------
                                       Director

STATE OF   NEW YORK        )
                           )      ss.
COUNTY OF  NEW YORK        )


    On the 18th day of November, 1993, personally appeared before me Thomas H. Wyman, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that (s)he executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 18th day of November, 1993.


                                       /s/ Vickie S. Heaton
                                      ----------------------------
                                      Notary Public



                                               VICKIE S. HEATON
                                      NOTARY PUBLIC STATE OF NEW YORK
                                               N0. 31-4789837
                                       QUALIFIED IN NEW YORK COUNTY
                                     COMMISSION EXPIRES APRIL 30, 199__